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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 Amendment No. 3
                                       on
                                   Form 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                              RF Monolithics, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                                  75-1638027
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


             4441 Sigma Road, Dallas, Texas                             75244
        (Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class            Name of each exchange on which each class is
     to be so registered                        to be registered
-------------------------------     --------------------------------------------
Preferred Share Purchase Rights           The NASDAQ Stock Market LLC


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this Form relates to the registration of class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.|_|

Securities Act registration statement file number to which this Form relates:
(if applicable) Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act: None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     A description of the Preferred Share Purchase Rights previously registered is contained in Item 5 of the Registrant's Form 8-K Current Report filed with the Securities and Exchange Commission on December 28, 1994 in connection with the Registrant's registration statement on Form 8-A filed on December 30, 1994 ("Original Form 8-A"). Such description is incorporated herein by reference and is amended as described below.

     The Original Form 8-A was previously amended by Amendment No. 1 filed by the Registrant on January 12, 2001 ("Amendment No. 1") and by Amendment No. 2 filed by the Registrant on December 17, 2004 ("Amendment No. 2"). This Amendment No. 3 is being filed to amend the Registrant's Original Form 8-A, as previously amended by Amendment No. 1 and Amendment No. 2, to include the Fourth Amendment to Rights Agreement, effective as of November 10, 2009 ("Fourth Amendment"), which amended its existing Rights Agreement ("Rights Agreement"), dated as of December 20, 1994, by and between the Registrant and The First National Bank of Boston, as Rights Agent.

     The Fourth Amendment was entered into by and between the Registrant and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A. and successor rights agent to Fleet National Bank), the current Rights Agent under the Rights Agreement, (i) to extend the expiration date of the Rights Agreement from December 20, 2009 to December 20, 2014 and (ii) to amend
Section 7(b) of the Rights Agreement to provide that the Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $10.00. Item 1 of the Original Form 8-A and the description of the Preferred Share Purchase Rights incorporated therein, as amended by Amendment No.1 and Amendment No. 2, are hereby amended to reflect the Fourth Amendment including the extension of the expiration date of the Rights Agreement to December 20, 2014 and the amended Purchase Price of $10.00 for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right.

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Item 2. Exhibits

Exhibit        Description
-------        -----------

  4.1          Specimen Right Certificate (1)

  4.2          Rights   Agreement,   dated  as  of  December  20,  1994  between
               Registrant and The First  National Bank of Boston,  with exhibits
               (1)

  4.3 First Amendment to Rights Agreement, dated as of August 14, 1996 between Registrant and Fleet National Bank (2)

  4.4 Second Amendment to Rights Agreement, dated as of December 11, 2000 between Registrant and Fleet National Bank (3)

  4.5          Third Amendment to Rights Agreement, effective as of December 17,
               2004  between  Registrant  and  EquiServe  Trust  Company,   N.A.
               (successor to Fleet National Bank) (4)

  4.6 Fourth Amendment to Rights Agreement, effective as of November 10, 2009 between Registrant and EquiServe Trust Company, N.A. (5)

(1) Previously filed as an exhibit to the Form 8-K filed December 29, 1994, and incorporated herein by reference.
(2) Previously filed as an exhibit to the Form 8-K filed December 19, 1996, and incorporated herein by reference.
(3) Previously filed as an exhibit to Amendment No. 1 on Form 8-A/A filed January 12, 2001, and incorporated herein by reference.
(4) Previously filed as an exhibit to Amendment No. 2 on Form 8-A/A filed December 17, 2004, and incorporated herein by reference.
(5) Previously filed as an exhibit to the Form 8-K filed November 12, 2009, and incorporated herein by reference.
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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        RF MONOLITHICS, INC.


Date: November 12, 2009                 By: /s/ Harley E Barnes III
                                            ------------------------------------
                                            Harley E Barnes III
                                            Chief Financial Officer


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                                    Exhibits


Exhibit        Description
-------        -----------

  4.1          Specimen Right Certificate (1)

  4.2          Rights   Agreement,   dated  as  of  December  20,  1994  between
               Registrant and The First  National Bank of Boston,  with exhibits
               (1)

  4.3 First Amendment to Rights Agreement, dated as of August 14, 1996 between Registrant and Fleet National Bank (2)

  4.4 Second Amendment to Rights Agreement, dated as of December 11, 2000 between Registrant and Fleet National Bank (3)

  4.5          Third Amendment to Rights Agreement, effective as of December 17,
               2004  between  Registrant  and  EquiServe  Trust  Company,   N.A.
               (successor to Fleet National Bank) (4)

  4.6 Fourth Amendment to Rights Agreement, effective as of November 10, 2009 between Registrant and EquiServe Trust Company, N.A. (5)

(1) Previously filed as an exhibit to the Form 8-K filed December 29, 1994, and incorporated herein by reference.
(2) Previously filed as an exhibit to the Form 8-K filed December 19, 1996, and incorporated herein by reference.
(3) Previously filed as an exhibit to Amendment No. 1 on Form 8-A/A filed January 12, 2001, and incorporated herein by reference.
(4) Previously filed as an exhibit to Amendment No. 2 on Form 8-A/A filed December 17, 2004, and incorporated herein by reference.
(5) Previously filed as an exhibit to the Form 8-K filed November 12, 2009, and incorporated herein by reference.